As filed with the Securities and Exchange Commission on November 1, 2012
Securities Act File No. 333-184222

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 1

The Hartford Mutual Funds II, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 2999, Hartford, Connecticut  01604-2999
(Address of Principal Executive Offices) (Zip Code)

1-860-843-9934
(Registrant’s Area Code and Telephone Number)

Edward P. Macdonald, Esq.

The Hartford Financial Services Group, Inc.

Life Law – Mutual Funds Unit

200 Hopmeadow Street

Simsbury, Connecticut  06089

(Name and Address of Agent for Service)

With copies to:

John V. O’Hanlon, Esq.

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, Massachusetts  02116

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately upon filing, pursuant to Rule 485b under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

THE HARTFORD MUTUAL FUNDS II, INC.

FORM N-14

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement on Form N-14

Letter to Shareholders

Notice of Special Joint Meeting of Shareholders

Part A — Combined Proxy Statement and Prospectus

Part B — Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

THE HARTFORD MUTUAL FUNDS, INC.,
on behalf of
The Hartford Fundamental Growth Fund

November 1, 2012

Dear Shareholder:

You are cordially invited to attend a Special Meeting (the "Special Meeting") of The Hartford Mutual Funds, Inc. ("Hartford Mutual Funds"). The Special Meeting will take place on December 17, 2012 at 9:00 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Special Meeting, shareholders of The Hartford Fundamental Growth Fund, a series of Hartford Mutual Funds (the "Acquired Fund"), will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed combined Proxy Statement/Prospectus ("Proxy Statement"), the purpose of the Special Meeting is: (i) to vote on the proposed Plan of Reorganization (the "Reorganization Plan") pursuant to which the Acquired Fund will be reorganized into The Hartford Growth Opportunities Fund (the "Acquiring Fund"), a series of The Hartford Mutual Funds II, Inc.; and (ii) to transact such other business as may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

We request that you complete the enclosed voting instruction card or proxy card for the upcoming Special Meeting. The Board of Directors of Hartford Mutual Funds has reviewed and approved the proposal and recommends that you vote FOR the proposal. The Proxy Statement provides more information on the Reorganization Plan. Please read it carefully and return your completed voting instruction card or proxy card in the enclosed addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of HIFSCO or from our proxy solicitor, Boston Financial Data Services, reminding you to vote your shares.

Very truly yours,

James E. Davey
President and Chief Executive Officer

IMPORTANT INFORMATION

We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. 1.  What proposal are shareholders being asked to consider at the upcoming special meeting?

A. 1.  Shareholders of The Hartford Fundamental Growth Fund (the "Acquired Fund"), a series of The Hartford Mutual Funds, Inc. ("Hartford Mutual Funds"), are being asked to consider and approve the proposed reorganization plan (the "Reorganization Plan") whereby the Acquired Fund will be reorganized into The Hartford Growth Opportunities Fund (the "Acquiring Fund"), a series of The Hartford Mutual Funds II, Inc.

Q. 2.  How will the reorganization benefit the Acquired Fund and its shareholders?

A. 2.  The reorganization is expected to benefit the Acquired Fund's shareholders by: (1) addressing the small asset levels and lack of growth of the Acquired Fund by reorganizing it into a larger fund, the Acquiring Fund, which is anticipated to provide a greater opportunity to realize economies of scale; (2) lowering the Acquired Fund's shareholders' net expenses; and (3) offering shareholders of the Acquired Fund investment in a fund that has generated stronger investment performance.

Q. 3.  Why are shareholders being asked to approve the proposed reorganization?

A. 3.  The Acquired Fund is a series of Hartford Mutual Funds. Hartford Mutual Funds is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act requires that the approval of shareholders of the Acquired Fund be obtained in order to effect its reorganization into the Acquiring Fund.

Q. 4.  What is the Acquiring Fund's investment goal?

A. 4.  The Acquiring Fund's investment goal is to seek capital appreciation. The Acquiring Fund pursues its goal by investing, under normal circumstances, primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the Acquiring Fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management"), believes have superior growth potential, with a focus on mid to large capitalization stocks.

Q. 5.  Who are the adviser and sub-adviser of the Acquiring Fund?

A. 5.  The investment adviser of the Acquiring Fund, Hartford Investment Financial Services, LLC ("HIFSCO"), is also the investment adviser of the Acquired Fund. The Acquiring Fund's sub-adviser, Wellington Management, is also the sub-adviser of the Acquired Fund.

Q. 6.  Will the Reorganization Plan result in different expenses for shareholders of the Acquired Fund?

A. 6.  Yes. The Acquiring Fund has different expenses than the Acquired Fund. The shareholders of the Acquired Fund will be subject to the Acquiring Fund's management fee schedule following the reorganization. The Acquiring Fund's management fee schedule provides for a higher fee rate on the first $250 million of the Fund's average daily net assets than the Acquired Fund's management fee schedule. Nonetheless, it is anticipated that, following the reorganization, shareholders of the Acquired Fund will incur lower actual management fees (i.e., the management fee rate payable calculated based on a fund's asset level) and lower net operating expenses. For a more detailed discussion of fees and expenses, see "Benefits of the Reorganization for the Acquired Fund's Shareholders" in the enclosed proxy statement.

Q.7.  Will the Reorganization be considered a taxable event for federal income tax purposes?

A.7.  It is anticipated that the reorganization will qualify for Federal income tax purposes as a tax-free reorganization. Accordingly, none of the Acquired Fund, the Acquiring Fund, or the shareholders is expected to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Reorganization Plan.

Q. 8.  Has the Board of Directors approved the Reorganization Plan?

A. 8.  Yes. The Board of Directors of Hartford Mutual Funds has reviewed and approved the Reorganization Plan. The Board recommends that you vote FOR the Reorganization Plan.

Q. 9.  How can I vote?

A. 9.  You can vote:

•  By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.

•  By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

•  By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

  Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q. 10.  When should I vote?

A. 10.  Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of HIFSCO or Boston Financial Data Services, a firm authorized by The Hartford Financial Services Group, Inc. to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 11.  What happens if shareholders of the Acquired Fund do not approve the Reorganization Plan?

A. 11.  In the event that the shareholders of the Acquired Fund do not approve the Reorganization Plan, the Acquired Fund will continue to operate as a separate entity, and the Board of Directors that oversees the Acquired Fund will determine what further action, if any, to take.

Q. 12.  Where can I obtain additional information about this Proxy Statement?

A. 12.  For information about voting, please call toll free 1-855-520-7708. To view or obtain a copy of the most recent annual or semi-annual report of the Acquiring Fund or the Acquired Fund, please go to www.hartfordmutualfunds.com. To obtain additional information about the Proxy Statement, please go to www.eproxyvote.com/hartford on or after November 7, 2012).

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT
THE REORGANIZATION PLAN. PLEASE READ IT CAREFULLY.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the "Special Meeting") of The Hartford Fundamental Growth Fund (the "Acquired Fund"), a series of The Hartford Mutual Funds, Inc. ("Hartford Mutual Funds"), will take place on December 17, 2012 at 9:00 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

1.  To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Fund by The Hartford Growth Opportunities Fund (the "Acquiring Fund"), a series of The Hartford Mutual Funds II, Inc., solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2.  To transact such other business as may properly come before the Special Meeting.

The Acquired Fund issues and sells its shares to qualified retirement plans (each a "Retirement Plan"). As the owner of plan assets, each Retirement Plan is the registered shareholder of the Acquired Fund in which it invests and is entitled to vote its shares accordingly. Retirement Plan fiduciaries should forward the proxy materials (or arrange to have the proxy materials forwarded) to the appropriate plan participants and beneficiaries as required by applicable law and the plan documents governing the Retirement Plan.

The Board of Directors of Hartford Mutual Funds recommends that you vote FOR the proposal listed in this Notice. Shareholders of record of the Acquired Fund on October 15, 2012 are entitled to notice of and to vote at the Special Meeting.

Please read the enclosed combined Proxy Statement/Prospectus ("Proxy Statement") carefully for information concerning the proposal to be placed before the Special Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By Order of the Board of Directors
of The Hartford Mutual Funds, Inc.,

  Edward P. Macdonald
  Chief Legal Officer and Secretary

November 1, 2012

TAXES	33
Taxability of Dividends	33
Taxability of Transactions	34
Additional Information	34
FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND	35
INDEX OF APPENDICES	39
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B: ADDITIONAL RISKS AND INVESTMENT INFORMATION	B-1
APPENDIX C: BENEFICIAL OWNERS	C-1

COMBINED PROXY STATEMENT/PROSPECTUS

November 1, 2012

PROXY STATEMENT FOR:

THE HARTFORD FUNDAMENTAL GROWTH FUND
(a series of The Hartford Mutual Funds, Inc.)
P.O. Box 64387
St. Paul, Minnesota 55164-0387
(888) 843-7824

PROSPECTUS FOR:

THE HARTFORD GROWTH OPPORTUNITIES FUND
(a series of The Hartford Mutual Funds II, Inc.)
P.O. Box 64387
St. Paul, Minnesota 55164-0387
(888) 843-7824

INTRODUCTION

This combined Proxy Statement/Prospectus ("Proxy Statement") is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of The Hartford Mutual Funds, Inc. ("Hartford Mutual Funds"), in connection with the Special Meeting of Shareholders (the "Special Meeting") of The Hartford Fundamental Growth Fund (the "Acquired Fund") to be held on December 17, 2012 at 9:00 a.m. Eastern Time, at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Special Meeting.

At a meeting held July 31 – August 1, 2012, the Board of Directors of Hartford Mutual Funds approved the Plan of Reorganization (the "Reorganization Plan") relating to the proposed reorganization of the Acquired Fund, a series of Hartford Mutual Funds, into The Hartford Growth Opportunities Fund (the "Acquiring Fund," together with the Acquired Fund, the "Funds"), a series of The Hartford Mutual Funds II, Inc. ("Hartford Mutual Funds II"). This Proxy Statement provides you with information about this proposed reorganization (the "Reorganization").

The approximate mailing date of this Proxy Statement is November 1, 2012. The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting and this Proxy Statement, will be paid by HIFSCO, the Funds' investment manager and principal underwriter. Representatives of HIFSCO or Boston Financial Data Services ("BFDS"), a firm authorized by The Hartford Financial Services Group, Inc. ("The Hartford") to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail or by telephone. The estimated cost of retaining BFDS is $5,306.71. As the meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of BFDS if their votes have not yet been received. Proxies and voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

HIFSCO, the Funds' investment manager and principal underwriter, is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

This Proxy Statement, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated November 1, 2012 relating to this Proxy Statement, and containing additional information about the Reorganization Plan and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. In addition, the following documents have been filed with the SEC, are incorporated herein by reference, and are available, without charge, on the Funds' website at www.hartfordmutualfunds.com, by calling 1-888-843-7824, or by writing to The Hartford Mutual Funds at P.O. Box 64387, St. Paul, Minnesota 55164-0387: each Fund's Prospectus and the Combined Statement of Additional Information of Hartford Mutual Funds and Hartford Mutual Funds II, each dated January 30, 2012 (File Nos. 333-02381/811-07589 (Acquired Fund) and 002-11387/811-00558 (Acquiring Fund)), as supplemented; and each Fund's annual report dated October 31, 2011 and semi-annual report dated April 30, 2012 (File Nos. 811-07589 (Acquired Fund) and 811-00558 (Acquiring Fund)).

You may also obtain proxy materials, reports, and other information filed by either Hartford Mutual Funds or Hartford Mutual Funds II from the SEC's Public Reference Room (1-202-551-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Acquired Fund may issue and sell its shares to certain qualified retirement plans (the "Retirement Plans"). The Retirement Plans are the shareholders of the Acquired Fund. If you own shares beneficially through a Retirement Plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares. If you are a Retirement Plan sponsor, trustee, or other administrator and are authorized to vote shares held by a Retirement Plan, please complete the enclosed proxy card and return it in the enclosed envelope.

Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of Hartford Mutual Funds. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by shareholders without instructions will be voted "FOR" the proposal to approve the Reorganization Plan providing for the acquisition of all of the assets and liabilities of the Acquired Fund by the Acquiring Fund solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund (the "Proposal"). In instances where choices are specified by shareholders in the voting instruction cards or proxy cards, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. Votes can be cast to approve or disapprove the Proposal. Abstentions and broker non-votes (proxy cards received by either Hartford Mutual Funds from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Special Meeting, and will have the same effect as a vote "AGAINST" the Proposal. So far as the Board of Directors of Hartford Mutual Funds is aware, no matters other than those described in this Proxy Statement will be acted upon at the Special Meeting. Should any other matters properly come before the Special Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Shareholders may vote by completing and returning the enclosed voting instruction card or proxy card. Shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, a shareholder will need the "control number" that appears on the proxy card. After inputting this number, the shareholder will be prompted to provide its voting instructions on the Proposal. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

In all cases where a telephonic proxy or voting instructions are solicited by BFDS, the BFDS representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the BFDS representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to BFDS, then the BFDS representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the Proposal. Although the BFDS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The BFDS representative will record the shareholder's instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call the BFDS representative immediately if his or her instructions are not correctly reflected in the confirmation.

Although a shareholder's vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards. The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

Only those shareholders owning shares as of the close of business on October 15, 2012 (the "Record Date") may vote at the Special Meeting or any adjournment(s) or postponement(s) of the Special Meeting. As of the Record Date, there were 7,393,307.550 issued and outstanding shares of the Acquired Fund (consisting of 2,476,527.680 Class A Shares, 104,663.336 Class B Shares, 669,377.222 Class C Shares, 50,818.569 Class I Shares, 12,284.563 R3 Shares, 10,288.449 R4 Shares, 10,325.989 R5 Shares and 4,059,021.742 Class Y Shares. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote.

The presence, either in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast at the Special Meeting shall constitute a quorum. If a quorum is present but sufficient votes to approve any proposal are not received, the chairman of the Special Meeting may adjourn the Special Meeting to a date not more than 120 days after the original record date without notice other than announcement at the Special Meeting. A shareholder vote may be taken for the Proposal in this Proxy Statement prior to any adjournment provided that there is a quorum. If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise. At any subsequent reconvening of the meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Special Meeting.

PROPOSAL

APPROVAL OF THE REORGANIZATION PLAN

GENERAL OVERVIEW

At a meeting held July 31 – August 1, 2012, the Board of Directors of Hartford Mutual Funds approved the Reorganization Plan for the proposed reorganization of the Acquired Fund into the Acquiring Fund (the "Reorganization").

The Acquired Fund is a series of Hartford Mutual Funds. The Acquiring Fund is a series of Hartford Mutual Funds II. This Proxy Statement provides you with information about the Reorganization Plan.

If shareholders of the Acquired Fund approve the proposed Reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund. Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of shares of the Acquiring Fund it receives in the Reorganization. Shareholders of the Acquired Fund will receive either Class A, B, C, I, R3, R4, R5 or Y shares of the Acquiring Fund having an aggregate value equal to the aggregate value of Class A, B, C, I, R3, R4, R5 or Y shares of the Acquired Fund held by such shareholder immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

Because you, as a shareholder of the Acquired Fund, are being asked to approve a transaction that will result in your holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund.

SUMMARY

You should read this entire Proxy Statement carefully. For additional information, you should consult each Fund's Prospectus and the Combined Statement of Additional Information of Hartford Mutual Funds and Hartford Mutual Funds II dated January 30, 2012 (File Nos. 333-02381/811-07589 (Acquired Fund) and 002-11387/811-00558 (Acquiring Fund)), as supplemented, and the Reorganization Plan. A form of the Reorganization Plan is attached hereto as APPENDIX A.

THE PROPOSED REORGANIZATION

At a meeting held July 31 – August 1, 2012, the Board of Directors of Hartford Mutual Funds and Hartford Mutual Funds II approved the Reorganization Plan with respect to the Acquired Fund and the Acquiring Fund. Subject to the approval of shareholders of the Acquired Fund, the Reorganization Plan provides for:

•  the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

•  the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•  the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

•  the complete liquidation of the Acquired Fund as a series of Hartford Mutual Funds.

The Reorganization is expected to be effective immediately after the close of business on February 22, 2013, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the date of the Closing.

COMPARISON OF INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES, MAIN RISKS, AND MANAGEMENT OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The investment goals, principal investment strategies, and risks of the Acquired Fund and the Acquiring Fund are similar in many respects. Each is managed by the same investment adviser and sub-adviser. The charts and summaries below describe the important similarities and differences between the Acquired Fund and the Acquiring Fund. There can be no assurance that either the Acquired Fund or the Acquiring Fund will achieve its stated goal. Each Fund's investment goal may be changed without approval of the shareholders of the Fund.

There are differences in the investment goals, principal investment strategies and principal investment risks of the Acquired Fund and the Acquiring Fund, including:

•  The Acquired Fund pursues its investment goal by investing primarily in equity securities of large capitalization growth companies, while the Acquiring Fund pursues its investment goal by investing primarily in common stocks covering a broad range of market capitalizations, with a focus on mid to large capitalization stocks.

•  In contrast to the Acquired Fund, a main risk of investing in the Acquiring Fund is Mid-Cap Stock Risk, which is the risk associated with investing in stocks of companies that may have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies.

•  The Acquired Fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities, while the Acquiring Fund may invest up to 25% of its total assets in such securities. As a result, the Acquiring Fund may be subject to Foreign Investments Risk to a greater degree than the Acquired Fund. Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.

There are no material differences between the rights of shareholders of the Acquired Fund and the Acquiring Fund.

	Acquired Fund	Acquiring Fund
Investment Goal	Seeks long-term capital appreciation.	Seeks capital appreciation.
Principal Investment Strategies	The Fund seeks its goal by investing primarily in equity securities of large capitalization growth companies which include companies with market capitalizations similar to companies in the Russell 1000 Growth Index. The Fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities, and may trade securities actively. The sub-adviser, Wellington Management Company, LLP ("Wellington Management"), utilizes fundamental analysis to identify market-leading companies in industry niches that offer high growth prospects and attractive market dynamics.
Wellington Management's strategy is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The "bottom-up" approach utilizes proprietary fundamental research to identify high-quality, proven companies with price-to-earnings valuations comparable to the company's long-term, sustainable growth rate. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, growth prospects, relative valuation, balance sheet, income statement, and anticipated earnings and revenues.
As of December 31, 2011, the market capitalization of companies included in the Russell 1000 Growth Index ranged from approximately $117 million to $406.2 billion.	Under normal circumstances, the Fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the sub-adviser, Wellington Management Company, LLP ("Wellington Management"), believes have superior growth potential with a focus on mid to large capitalization stocks. The Fund may invest up to 25% of its total assets in foreign issuers and non-dollar securities. The Fund may trade securities actively. Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase.
Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

Acquired Fund	Acquiring Fund
Main Risks	The primary risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its goal.
Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.
Investment Strategy Risk — The risk that, if the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund's investment objective will be achieved.
Growth Orientation Risk — If the sub-adviser incorrectly assesses a company's prospects for growth or how other investors will value the company's growth, then the price of the company's stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors' perceptions of the issuing company's growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Trading Risk — Active trading could increase the Fund's transaction costs and may increase your taxable distributions. These effects may also adversely affect Fund performance.	The primary risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its goal.
Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.
Growth Orientation Risk — If the sub-adviser incorrectly assesses a company's prospects for growth or how other investors will value the company's growth, then the price of the company's stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors' perceptions of the issuing company's growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
• Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes

Acquired Fund	Acquiring Fund
Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
• Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
• changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
• increased volatility
• substantially less volume on foreign stock markets and other securities markets
• higher commissions and dealer mark-ups
• inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
• less uniform accounting, auditing and financial reporting standards
• less publicly available information about a foreign issuer or borrower
• less government regulation
• unfavorable foreign tax laws
• political, social, economic or diplomatic developments in a foreign country or region
• differences in individual foreign economies	in foreign currency exchange rates can affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
• changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
• increased volatility
• substantially less volume on foreign stock markets and other securities markets
• higher commissions and dealer mark-ups
• inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
• less uniform accounting, auditing and financial reporting standards
• less publicly available information about a foreign issuer or borrower
• less government regulation
• unfavorable foreign tax laws
• political, social, economic or diplomatic developments in a foreign country or region
• differences in individual foreign economies.
• Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

	Acquired Fund	Acquiring Fund

• Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Mid-Cap Stock Risk — Mid capitalization stocks involve greater risks stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.
Investment Strategy Risk — The risk that, if the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund's investment objective will be achieved.
Active Trading Risk — Active trading could increase the Fund's transaction costs and may increase your taxable distributions. These effects may also adversely affect Fund performance.
Fundamental Investment Restrictions	Fundamental investment restrictions are identical to those of the Acquiring Fund.	Fundamental investment restrictions are identical to those of the Acquired Fund.
Investment Manager and Management Fees	HIFSCO
The Fund pays a monthly management fee to HIFSCO at the annual rate, based on the Fund's average daily net asset value, shown below.
The management fee set forth in the Fund's investment advisory agreement is: 0.750% of the first $500 million, 0.700% of the next $4.5 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the Fund's average daily net assets.
For the fiscal year ended October 31, 2011, the Fund paid HIFSCO an effective management fee equal to 0.75% of the Fund's average daily net assets.	HIFSCO
The Fund pays a monthly management fee to HIFSCO at the annual rate, based on the Fund's average daily net asset value, shown below.
The management fee set forth in the Fund's investment advisory agreement is: 0.800% of the first $250 million, 0.700% of the next $4.75 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the Fund's average daily net assets.
For the fiscal year ended October 31, 2011, the Fund paid HIFSCO an effective management fee equal to 0.71% of the Fund's average daily net assets.
Investment Sub-Adviser and Sub-Advisory Fees	Wellington Management HIFSCO, not the Fund, pays a sub-advisory fee to Wellington Management.	Wellington Management HIFSCO, not the Fund, pays a sub-advisory fee to Wellington Management.

	Acquired Fund	Acquiring Fund
Portfolio Manager(s)	Francis J. Boggan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management	Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management;
Mario E. Abularach, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management;
Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management
Net Assets (as of 6/30/2012)	$83.5 million	$1,876.1 million

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed as a solution to address the small asset levels and lack of growth of the Acquired Fund. The Reorganization is anticipated to provide Acquired Fund shareholders with lower net operating expenses as well as a greater opportunity to realize economies of scale.

HIFSCO, the investment adviser for both the Acquired Fund and the Acquiring Fund, will bear all costs associated with the Reorganization, except for brokerage fees and brokerage-related expenses.

Approval of the Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. In the event that the shareholders of the Acquired Fund do not approve the Reorganization Plan, the Acquired Fund will continue to operate as a separate entity, and the Board of Directors that oversees the Acquired Fund will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF HARTFORD MUTUAL FUNDS UNANIMOUSLY APPROVED THE REORGANIZATION PLAN. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION PLAN.

BENEFITS OF THE REORGANIZATION FOR THE ACQUIRED FUND'S SHAREHOLDERS

In considering whether to approve the Reorganization Plan, you should note that:

•  The Acquired Fund and the Acquiring Fund have similar investment goals. The Acquired Fund's investment goal is to seek long-term capital appreciation. The Acquiring Fund's investment goal is to seek capital appreciation.

•  Both Funds offer exposure to equity securities of growth companies. The Acquired Fund pursues its investment goal by investing primarily in equity securities of large capitalization growth companies. The Acquiring Fund pursues its investment goal by investing primarily in a diversified portfolio of common stocks, with a focus on mid to large capitalization stocks. The Acquired Fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities and the Acquiring Fund may invest up to 25% of its total assets in such securities. Both Funds may trade securities actively.

•  The Acquired Fund has a two-star rating from Morningstar, Inc. ("Morningstar"), while the Acquiring Fund has a three-star Morningstar rating. The Acquiring Fund has also generated better performance over the past 1- and 3-year periods than the Acquired Fund and better peer relative performance over the past 1-, 3- and 5-year periods and since inception.

•  Although the Acquiring Fund's management fee schedule provides for a higher fee rate on the first $250 million of the Fund's average daily net assets than the Acquired Fund's management fee schedule, the Reorganization Plan, if approved, is anticipated to have the effect of lowering actual management fees and net operating expenses for shareholders of the Acquired Fund. In addition, HIFSCO anticipates that the Reorganization will provide shareholders of the Acquired Fund with a greater opportunity to realize economies of scale, which could result in lower overall expenses in the future.

•  The Acquired Fund and the Acquiring Fund have the same investment adviser, HIFSCO, which will continue to oversee the investment program of the Acquiring Fund and the performance of Wellington Management, the Acquired Fund's and the Acquiring Fund's sub-adviser, after consummation of the Reorganization.

•  The Acquiring Fund is the larger fund (approximately $1.9 billion in assets versus $83.5 million in assets for the Acquired Fund, as of June 30, 2012).

•  The share class structure of the Acquired Fund is identical to that of the Acquiring Fund.

•  The share purchase and redemption provisions for the Acquired Fund and the Acquiring Fund are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Funds."

•  The Acquired Fund and the Acquiring Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). As such, shareholders of the Acquired Fund and the Acquiring Fund are not expected to recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization — Tax Considerations."

COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Acquired Fund and the Acquiring Fund. It is expected that combining the Acquired Fund into the Acquiring Fund in the manner proposed in the Reorganization Plan may permit shareholders of the Acquiring Fund a greater opportunity to realize economies of scale. For further information on the fees and expenses of the Acquiring Fund, please see "More Information Regarding the Funds" in this Proxy Statement.

Operating Expenses

The current expenses of each Fund and estimated PRO FORMA expenses after giving effect to the proposed Reorganization are shown in the table below. PRO FORMA fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of April 30, 2012. PRO FORMA numbers are estimated in good faith and are hypothetical.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds. More information about these and other discounts is available from your financial professional and in the "Sales Charge Reductions and Waivers" section of each Fund's Prospectus and the "Purchase and Redemption of Shares" section of the Funds' Statement of Additional Information.

Class A

	Fundamental Growth Fund (Acquired Fund)		Growth Opportunities Fund (Acquiring Fund)		Growth Opportunities Fund (Acquiring Fund) Pro-Forma(1)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%		5.50%		5.50%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(2)		None (under $1 million invested)(2)		None (under $1 million invested)(2)
Exchange fees	None		None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%		0.71%		0.71%
Distribution and service (12b-1 fees)	0.25%		0.25%		0.25%
Other expenses	0.38%		0.26%		0.26%
Total annual fund operating expenses	1.38%		1.22%		1.22%
Fee waiver and/or expense reimbursement	0.08	%(3)	0.01	%(4)	0.01	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.30	%(3)	1.21	%(4)	1.21	%(4)

Class B

	Fundamental Growth Fund (Acquired Fund)		Growth Opportunities Fund (Acquiring Fund)		Growth Opportunities Fund (Acquiring Fund) Pro-Forma(1)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	5.00%		5.00%		5.00%
Exchange fees	None		None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%		0.71%		0.71%
Distribution and service (12b-1 fees)	1.00%		1.00%		1.00%
Other expenses	0.58%		0.42%		0.42%
Total annual fund operating expenses	2.33%		2.13%		2.13%
Fee waiver and/or expense reimbursement	0.28	%(3)	0.17	%(4)	0.17	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	2.05	%(3)	1.96	%(4)	1.96	%(4)

Class C

	Fundamental Growth Fund (Acquired Fund)		Growth Opportunities Fund (Acquiring Fund)		Growth Opportunities Fund (Acquiring Fund) Pro-Forma(1)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	1.00%		1.00%		1.00%
Exchange fees	None		None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%		0.71%		0.71%
Distribution and service (12b-1 fees)	1.00%		1.00%		1.00%
Other expenses	0.34%		0.21%		0.21%
Total annual fund operating expenses	2.09%		1.92%		1.92%
Fee waiver and/or expense reimbursement	0.04	%(3)	—		—
Total annual fund operating expenses after fee waiver and/or expense reimbursement	2.05	%(3)	1.92	%(4)	1.92	%(4)

Class I

	Fundamental Growth Fund (Acquired Fund)		Growth Opportunities Fund (Acquiring Fund)		Growth Opportunities Fund (Acquiring Fund) Pro-Forma(1)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%		0.71%		0.71%
Distribution and service (12b-1 fees)	—		—		—
Other expenses	0.27%		0.24%		0.23%
Total annual fund operating expenses	1.02%		0.95%		0.94%
Fee waiver and/or expense reimbursement	0.02%		—		—
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00	%(3)	0.95	%(4)	0.94	%(4)

Class R3

	Fundamental Growth Fund (Acquired Fund)		Growth Opportunities Fund (Acquiring Fund)		Growth Opportunities Fund (Acquiring Fund) Pro-Forma(1)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%		0.71%		0.71%
Distribution and service (12b-1 fees)	0.50%		0.50%		0.50%
Other expenses	0.37%		0.26%		0.25%
Total annual fund operating expenses	1.62%		1.47%		1.46%
Fee waiver and/or expense reimbursement	0.12	%(3)	0.02	%(4)	0.01	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.50	%(3)	1.45	%(4)	1.45	%(4)

Class R4

	Fundamental Growth Fund (Acquired Fund)		Growth Opportunities Fund (Acquiring Fund)		Growth Opportunities Fund (Acquiring Fund) Pro-Forma(1)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%		0.71%		0.71%
Distribution and service (12b-1 fees)	0.25%		0.25%		0.25%
Other expenses	0.31%		0.19%		0.19%
Total annual fund operating expenses	1.31%		1.15%		1.15%
Fee waiver and/or expense reimbursement	0.11	%(3)	—		—
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20	%(3)	1.15	%(4)	1.15	%(4)

Class R5

	Fundamental Growth Fund (Acquired Fund)		Growth Opportunities Fund (Acquiring Fund)		Growth Opportunities Fund (Acquiring Fund) Pro-Forma(1)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%		0.71%		0.71%
Distribution and service (12b-1 fees)	—		—		—
Other expenses	0.23%		0.14%		0.13%
Total annual fund operating expenses	0.98%		0.85%		0.84%
Fee waiver and/or expense reimbursement	0.08	%(3)	—		—
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.90	%(3)	0.85	%(4)	0.84	%(4)

Class Y

	Fundamental Growth Fund (Acquired Fund)		Growth Opportunities Fund (Acquiring Fund)		Growth Opportunities Fund (Acquiring Fund) Pro-Forma(1)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%		0.71%		0.71%
Distribution and service (12b-1 fees)	—		—		—
Other expenses	0.14%		0.04%		0.04%
Total annual fund operating expenses	0.89%		0.75%		0.75%
Fee waiver and/or expense reimbursement	0.04	%(3)	—		—
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.85	%(3)	0.75	%(4)	0.75	%(4)

(1)  Reflects pro forma amounts if the Reorganization is approved.

(2)  For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(3)  HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.30% (Class A), 2.05% (Class B), 2.05% (Class C), 1.05% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5) and 0.85% (Class Y). In addition, Hartford Administrative Services Company ("HASCO"), the Acquired Fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Acquired Fund.

(4)  HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.21% (Class A), 1.96% (Class B), 1.96% (Class C), 0.96% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5) and 0.85% (Class Y). In addition, Hartford Administrative Services Company ("HASCO"), the Acquiring Fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. The contractual arrangements with respect to Class A, Class B, Class C and Class I will remain in effect until February 28, 2014. The other contractual arrangements will remain in effect until February 28, 2014 and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Acquiring Fund.

Example

The examples below are intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a PRO FORMA basis. The examples assume that:

•  Your investment has a 5% return each year

•  The Fund's operating expenses remain the same

•  You reinvest all dividends and distributions

•  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Class A

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$675	$955	$1,256	$2,110
Growth Opportunities Fund (Acquiring Fund)	$667	$915	$1,183	$1,945
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$667	$915	$1,183	$1,945

Class B

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$708	$1,001	$1,420	$2,406
Growth Opportunities Fund (Acquiring Fund)	$699	$951	$1,329	$2,216
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$699	$951	$1,329	$2,216

Class C

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$308	$651	$1,120	$2,418
Growth Opportunities Fund (Acquiring Fund)	$295	$603	$1,037	$2,243
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$295	$603	$1,037	$2,243

Class I

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$102	$323	$561	$1,246
Growth Opportunities Fund (Acquiring Fund)	$97	$303	$525	$1,166
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$96	$300	$520	$1,155

Class R3

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$153	$499	$870	$1,912
Growth Opportunities Fund (Acquiring Fund)	$148	$463	$801	$1,756
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$148	$461	$796	$1,745

Class R4

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$122	$404	$708	$1,569
Growth Opportunities Fund (Acquiring Fund)	$117	$365	$633	$1,398
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$117	$365	$633	$1,398

Class R5

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$92	$304	$534	$1,194
Growth Opportunities Fund (Acquiring Fund)	$87	$271	$471	$1,049
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$86	$268	$466	$1,037

Class Y

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$87	$280	$489	$1,092
Growth Opportunities Fund (Acquiring Fund)	$77	$240	$417	$930
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$77	$240	$417	$930

You would pay the following expenses if you did not redeem your shares:

Class A

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$675	$955	$1,256	$2,110
Growth Opportunities Fund (Acquiring Fund)	$667	$915	$1,183	$1,945
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$667	$915	$1,183	$1,945

Class B

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$208	$701	$1,220	$2,406
Growth Opportunities Fund (Acquiring Fund)	$199	$651	$1,129	$2,216
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$199	$651	$1,129	$2,216

Class C

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$208	$651	$1,120	$2,418
Growth Opportunities Fund (Acquiring Fund)	$195	$603	$1,037	$2,243
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$195	$603	$1,037	$2,243

Class I

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$102	$323	$561	$1,246
Growth Opportunities Fund (Acquiring Fund)	$97	$303	$525	$1,166
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$96	$300	$520	$1,155

Class R3

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$153	$499	$870	$1,912
Growth Opportunities Fund (Acquiring Fund)	$148	$463	$801	$1,756
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$148	$461	$796	$1,745

Class R4

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$122	$404	$708	$1,569
Growth Opportunities Fund (Acquiring Fund)	$117	$365	$633	$1,398
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$117	$365	$633	$1,398

Class R5

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$92	$304	$534	$1,194
Growth Opportunities Fund (Acquiring Fund)	$87	$271	$471	$1,049
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$86	$268	$466	$1,037

Class Y

	Year 1	Year 3	Year 5	Year 10
Fundamental Growth Fund (Acquired Fund)	$87	$280	$489	$1,092
Growth Opportunities Fund (Acquiring Fund)	$77	$240	$417	$930
Growth Opportunities Fund (Acquiring Fund) Pro Forma(1)	$77	$240	$417	$930

(1)  Reflects pro forma amounts if the Reorganization is approved.

Portfolio Turnover

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or "turn over" their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Funds' performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 95% and the portfolio turnover rate for the Acquiring Fund was 121%, in each case of the average value of its portfolio.

MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND

The Investment Adviser And Sub-Adviser

HIFSCO has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund pays a monthly management fee to HIFSCO at the annual rate, based on the Acquiring Fund's average daily net asset value, as shown below:

Average Daily Net Assets	Annual Rate
First $250 million	0.8000%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

For more information about HIFSCO, see "More Information Regarding the Funds — Investment Advisory Arrangements" below.

HIFSCO has entered into a sub-advisory agreement with Wellington Management to provide day-to-day management for the Acquiring Fund's portfolio (the "Agreement"). As of December 31, 2011, Wellington Management had investment management authority with respect to approximately $651 billion in assets.

Pursuant to the Agreement, Wellington Management provides investment management services with respect to the assets of the Acquiring Fund, in conformity with Hartford Mutual Funds II's Articles of Incorporation and By-laws, each as amended from time to time, and the 1940 and other applicable laws, and to the investment objective, policies and restrictions of the Acquiring Fund. For such services, Wellington Management receives compensation from HIFSCO, not the Acquiring Fund.

The following individuals have responsibility for the day-to-day management of the Acquiring Fund:

Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, Senior Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2006 and has been involved in securities analysis for the Fund since 2001. Mr. Abularach joined Wellington Management as an investment professional in 2001.

Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010 and has been involved in securities analysis for the Fund since 2003. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

The Acquiring Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Acquiring Fund.

Expense Caps

The following information supplements the information regarding contractual expense reimbursements under "COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND."

With respect to the Acquiring Fund, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.36% (Class A), 2.11% (Class B), 2.11% (Class C) and 1.11% (Class I). Each contractual arrangement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Acquiring Fund.

Principal Investment Strategies

Under normal circumstances, the Acquiring Fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the sub-adviser, Wellington Management, believes have superior growth potential with a focus on mid to large capitalization stocks. The Acquiring Fund may invest up to 25% of its total assets in foreign issuers and non-dollar securities. The Acquiring Fund may trade securities actively. Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

Performance of the Acquired Fund and Acquiring Fund

The performance information below indicates the risks of investing in the Acquired Fund and the Acquiring Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordmutualfunds.com. The returns:

•  Assume reinvestment of all dividends and distributions

•  Would be lower if each Fund's operating expenses had not been limited.

The bar charts:

•  Show how each Fund's total return has varied from year to year

•  Do not include the effect of sales charges. If sales charges were reflected in the bar charts, returns would have been lower

•  Show the returns of each Fund's Class A shares (in the case of the Acquiring Fund, the returns of Class A shares since the date the class commenced operations and the returns of Class L prior to that date). Because all of the Fund's shares are invested in the same portfolio of securities, returns for the Fund's other classes differ only to the extent that the classes do not have the same expenses.

The table following each Fund's bar chart shows returns for the Fund over time compared to those of one or more broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares. For more information regarding returns see the "Performance Notes" section following the table.

Actual after-tax returns, which depend on an investor's particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fundamental Growth Fund (Acquired Fund) —

TOTAL RETURNS BY CALENDAR YEAR
(Excludes Sales Charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest Quarter			Lowest Quarter
2	nd quarter, 2009	18.22%	4	th quarter, 2008	–25.82%

The Fund's Class A shares year-to-date return as of June 30, 2012 was 4.62%.

Average Annual Total Returns for Periods Ending December 31, 2011
(Including Sales Charges)

	1 Year	5 Years	10 Years
Share Classes
Class A — Return Before Taxes	–11.29%	–0.59%	1.20%
— Return After Taxes on Distributions	–11.77%	–1.44%	0.74%
— Return After Taxes on Distributions and Sale of Fund Shares	–6.74%	–0.87%	0.82%
Share Classes (Return Before Taxes)
Class B	–11.23%	–0.50%	1.19%
Class C	–7.65%	–0.19%	1.04%
Class I	–5.75%	0.66%	1.83%
Class R3	–6.26%	0.81%	2.14%
Class R4	–5.99%	0.91%	2.19%
Class R5	–5.72%	1.00%	2.23%
Class Y	–5.67%	1.03%	2.25%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%

Performance Notes

The following notes supplement the performance table above and provide additional information for understanding the returns provided in the table.

Includes the Fund's performance when it invested primarily, prior to March 30, 2007, in equity securities of typically 20-40 large capitalization companies.

Class I shares commenced operations on May 28, 2010. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on May 28, 2010. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Index:

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Growth Opportunities Fund (Acquiring Fund) —

TOTAL RETURNS BY CALENDAR YEAR
(Excludes Sales Charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest Quarter			Lowest Quarter
2	nd quarter, 2003	21.03%	4	th quarter, 2008	–25.23%

The Fund's Class A shares year-to-date return as of June 30, 2012 was 17.69%.

Average Annual Total Returns for Periods Ending 12/31/2011
(Including Sales Charges)

	1 Year	5 Years	10 Years
Share Classes
Class A — Return Before Taxes	–14.40%	–1.93%	3.38%
— Return After Taxes on Distributions	–14.40%	–2.59%	2.76%
— Return After Taxes on Distributions and Sale of Fund Shares	–9.36%	–1.84%	2.66%
Share Classes (Return Before Taxes)
Class B	–14.63%	–1.88%	3.37%
Class C	–10.92%	–1.49%	3.25%
Class I	–9.14%	–0.45%	4.17%
Class R3	–9.62%	–1.04%	3.83%
Class R4	–9.35%	–0.70%	4.01%
Class R5	–9.09%	–0.42%	4.15%
Class Y	–8.99%	–0.32%	4.21%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	2.18%	2.46%	2.74%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%

Performance Notes

The following notes supplement the performance table above and provide additional information for understanding the returns provided in the table.

Class A, Class B and Class C shares commenced operations on February 19, 2002. Class A, Class B and Class C share performance prior to February 19, 2002 reflects Class L, Class M and Class N share performance and operating expenses less Class A, Class B or Class C share sales charges, respectively. Class L, Class M and Class N shares are no longer offered.

Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the Fund's Class L shares. Class L shares are no longer offered.

Class Y shares commenced operations on February 19, 2002, while Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 share performance between February 19, 2002 and December 22, 2006 reflects Class Y share performance and operating expenses. Class R3, Class R4, Class R5 and Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class R3, Class R4, Class R5 and Class Y have no sales charges. Class L shares are no longer offered.

Indices:

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Plan

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for corresponding Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 or Class Y shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholders' interests previously credited to the accounts of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of Acquiring Fund shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Form of Agreement and Plan of Reorganization at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

Tax Considerations

The Reorganization is expected to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code. It is intended that, as a result of the Reorganization: (i) Acquired Fund shareholders will not recognize a taxable gain or loss on the exchange of their Acquired Fund shares for shares of the Acquiring Fund; (ii) Acquired Fund shareholders will have the same aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization as in their Acquired Fund shares; and (iii) assuming that Acquired Fund shares are held as a capital asset on the date of the Closing, the holding period for Acquiring Fund shares will include the period for which such shareholder held its Acquired Fund shares. As a condition to the Closing, the Funds will request an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

In addition, as of October 31, 2011, the Acquired Fund and the Acquiring Fund had estimated capital loss carryovers of $0 and $434,967,124, respectively. The amount of the Funds' capital loss carryovers as of the date of the Reorganization may differ substantially from these amounts. The Acquiring Fund's ability to use the capital loss carryovers of the Acquired Fund, if any, to offset gains of the Acquiring Fund in a given year after the Reorganization may be limited by loss limitation rules under Federal tax law. If capital loss carryovers of the Acquired Fund are limited by those rules, it is possible that the limitations could result in a portion of the Acquired Fund's capital loss carryovers, if any, eventually expiring unutilized. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Acquired Fund and the Acquiring Fund at the time of the

Reorganization and thus cannot be calculated precisely at this time. However, the Reorganization is not expected to affect the amount of capital loss carryovers of the Acquired Fund, if any, that are available to the Acquiring Fund after the Reorganization.

Expenses of the Reorganization

HIFSCO will bear all of the expenses relating to the Reorganization, except brokerage fees and any brokerage-related expenses. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

Accounting Survivor

The Acquiring Fund will be the accounting survivor of the Reorganization.

Board Considerations

The proposed Reorganization was presented to the Board of Directors of each of Hartford Mutual Funds and Hartford Mutual Funds II (each, a "Company" and collectively, the "Companies") for consideration and approval at a meeting held on July 31 — August 1, 2012. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors"), of the Companies determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of the Fund and its shareholders.

The Boards, in recommending approval of the Reorganization Plan, considered a number of factors, including the following:

•  The Reorganization would address low asset levels in the Acquired Fund and provide a greater opportunity to realize economies of scale.

•  The Acquired Fund and the Acquiring Fund have similar investment goals. The Acquired Fund's investment goal is to seek long-term capital appreciation. The Acquiring Fund's investment goal is to seek capital appreciation.

•  Both Funds offer exposure to equity securities of growth companies, although the Acquired Fund invests primarily in equity securities of large capitalization growth companies, while the Acquiring Fund invests primarily in common stocks covering a broad range of market capitalizations, with a focus on mid to large capitalization stocks.

•  The Acquired Fund has a two-star rating from Morningstar, while the Acquiring Fund has a three-star Morningstar rating. The Acquiring Fund has also generated better performance over the past 1- and 3-year periods than the Acquired Fund and better peer relative performance over the past 1-, 3- and 5-year periods and since inception.

•  Although the Acquiring Fund's management fee schedule provides for a higher fee rate on the first $250 million of the Fund's average daily net assets than the Acquired Fund's management fee schedule, the Reorganization Plan, if approved, is anticipated to have the effect of lowering actual management fees and net operating expenses for shareholders of the Acquired Fund. In addition, HIFSCO anticipates that the Reorganization will provide shareholders of the Acquired Fund with a greater opportunity to realize economies of scale, which could result in lower overall expenses in the future.

•  The Acquired Fund and the Acquiring Fund have the same investment adviser, HIFSCO, which will continue to oversee the investment program of the Acquiring Fund and the performance of Wellington Management, the Acquired Fund's and the Acquiring Fund's sub-adviser, after consummation of the Reorganization.

•  The share purchase and redemption provisions for the Acquired Fund and the Acquiring Fund are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Funds."

•  The terms and conditions of the Reorganization Plan.

•  That the Reorganization will not dilute the interests of the shareholders of the Funds.

•  The Acquired Fund and the Acquiring Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As such, shareholders of the Acquired Fund and the Acquiring Fund will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization — Tax Considerations."

•  The costs to be incurred by each Fund and its respective shareholders in connection with the Reorganization.

The Board recommends that shareholders of the Acquired Fund approve the Reorganization Plan.

Board considerations regarding the approval of the Acquiring Fund's investment management and sub-advisory agreements

A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the Acquiring Fund is available in the Acquiring Fund's annual report to shareholders for the year ended October 31, 2011.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

The Acquired Fund is a series of Hartford Mutual Funds, while the Acquiring Fund is a series of Hartford Mutual Funds II. Each Company is a Maryland corporation registered as an open-end management investment company. Each Company is governed by its respective Board, which currently consist of nine (9) directors, seven (7) of whom are not "interested persons" (as defined in the 1940 Act). The same nine directors serve on the Board of each Company.

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Funds are normally declared and paid annually.

Notwithstanding the foregoing, each Company's Board of Directors has delegated authority to each Fund's Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Disclosure of Fund Holdings

Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds' web site at www.hartfordinvestor.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its web site its largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

Capitalization of the Funds

The following table shows on an unaudited basis the capitalization of each Fund and on a PRO FORMA basis after giving effect to the Reorganization, each as of April 30, 2012.

	Net Assets (thousands)	Net Asset Value Per Share	Shares Outstanding (thousands)
Hartford Growth Opportunities Fund — Acquiring Fund — Class A	$777,957	$29.18	26,662
Hartford Growth Opportunities Fund — Acquiring Fund — Class B	$26,084	$23.19	1,125
Hartford Growth Opportunities Fund — Acquiring Fund — Class C	$125,517	$23.27	5,394
Hartford Growth Opportunities Fund — Acquiring Fund — Class I	$911,279	$29.67	30,712
Hartford Growth Opportunities Fund — Acquiring Fund — Class R3	$15,519	$29.69	523
Hartford Growth Opportunities Fund — Acquiring Fund — Class R4	$37,963	$30.20	1,257

	Net Assets (thousands)	Net Asset Value Per Share	Shares Outstanding (thousands)
Hartford Growth Opportunities Fund — Acquiring Fund — Class R5	$14,459	$30.59	473
Hartford Growth Opportunities Fund — Acquiring Fund — Class Y	$94,141	$30.75	3,062
Hartford Fundamental Growth Fund — Acquired Fund — Class A	$32,030	$11.63	2,754
Hartford Fundamental Growth Fund — Acquired Fund — Class B	$1,344	$10.73	125
Hartford Fundamental Growth Fund — Acquired Fund — Class C	$7,997	$10.72	746
Hartford Fundamental Growth Fund — Acquired Fund — Class I	$599	$11.68	51
Hartford Fundamental Growth Fund — Acquired Fund — Class R3	$336	$12.02	28
Hartford Fundamental Growth Fund — Acquired Fund — Class R4	$124	$12.09	10
Hartford Fundamental Growth Fund — Acquired Fund — Class R5	$125	$12.11	10
Hartford Fundamental Growth Fund — Acquired Fund — Class Y	$93,384	$12.13	7,701
Hartford Growth Opportunities Fund — Pro Forma — Acquiring Fund Including Hartford Fundamental Growth Fund — Class A(1)	$809,987	$29.18	27,758
Hartford Growth Opportunities Fund — Pro Forma — Acquiring Fund Including Hartford Fundamental Growth Fund — Class B(1)	$27,428	$23.19	1,183
Hartford Growth Opportunities Fund — Pro Forma — Acquiring Fund Including Hartford Fundamental Growth Fund — Class C(1)	$133,514	$23.27	5,738
Hartford Growth Opportunities Fund — Pro Forma — Acquiring Fund Including Hartford Fundamental Growth Fund — Class I(1)	$911,878	$29.67	30,734
Hartford Growth Opportunities Fund — Pro Forma — Acquiring Fund Including Hartford Fundamental Growth Fund — Class R3(1)	$15,855	$29.69	534
Hartford Growth Opportunities Fund — Pro Forma — Acquiring Fund Including Hartford Fundamental Growth Fund — Class R4(1)	$38,087	$30.20	1,261
Hartford Growth Opportunities Fund — Pro Forma — Acquiring Fund Including Hartford Fundamental Growth Fund — Class R5(1)	$14,584	$30.59	477
Hartford Growth Opportunities Fund — Pro Forma — Acquiring Fund Including Hartford Fundamental Growth Fund — Class Y(1)	$187,525	$30.75	6,098

(1)  Reflects pro forma amounts if the Reorganization is approved.

GENERAL INFORMATION

Investment Manager, Transfer Agent, and Principal Underwriter

HIFSCO, the Funds' investment manager and principal underwriter, is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Administrative Services Company ("HASCO"), the Acquired and Acquiring Funds' transfer, is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. HIFSCO and HASCO are affiliates of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company.

Other Business

The Board of Directors of Hartford Mutual Funds does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Shareholder Reports

Shareholders can find important information about each Fund in its annual report dated October 31, 2011 and semi-annual report dated April 30, 2012, each of which has been previously mailed to shareholders. You may obtain copies of this report without charge by writing to the Funds at The Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387, by calling the Funds at 1-888-843-7824, or by logging on to www.hartfordmutualfunds.com.

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Proxy Statement beginning on or about November 1, 2012, but proxies may also be solicited from a representative of The Hartford or from our proxy solicitor, BFDS. The estimated cost of retaining BFDS is $5,306.71. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

In all cases where a telephonic proxy or voting instructions are solicited by BFDS, the BFDS representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the BFDS representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to BFDS, then the BFDS representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the Proposal. Although the BFDS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The BFDS representative will record the shareholder's instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call the BFDS representative immediately if his or her instructions are not correctly reflected in the confirmation.

The cost of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by HIFSCO.

Vote Required

Approval of the Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

Shareholder Proposals

As a general matter, Hartford Mutual Funds and Hartford Mutual Funds II do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the Secretary of the Hartford Mutual Funds or Hartford Mutual Funds II, P.O. Box 64387, St. Paul, Minnesota 55164-0387.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Beneficial Owners

As of October 30, 2012, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund's shares. As of October 30, 2012, to the knowledge of Hartford Mutual Funds and Hartford Mutual Funds II, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix C.

As of October 30, 2012, none of the Independent Directors (or their immediate family members) had share ownership in securities of Hartford Mutual Funds' or Hartford Mutual Funds II's investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

Legal Proceedings

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Information About the Funds

Hartford Mutual Funds and Hartford Mutual Funds II are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and file reports and other information with the SEC. Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

To ensure the presence of a quorum at the meeting, we request prompt execution and return of the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors
of each of The Hartford Mutual Funds, Inc.
and The Hartford Mutual Funds II, Inc.,

  Edward P. Macdonald
  Chief Legal Officer and Secretary

November 1, 2012
P.O. Box 64387
St. Paul, Minnesota 55164-0387

MORE INFORMATION REGARDING THE FUNDS

The following information applies to the Acquired Fund and the Acquiring Fund.

Investment Management Arrangements

The assets of the Funds are managed by HIFSCO, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds. All such advisers to the Funds are supervised by each Fund's respective Board. You can find additional information about each Company's Directors and officers in the Funds' Statement of Additional Information dated January 30, 2012. HIFSCO hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with Wellington Management with respect to the Funds. The investment manager also monitors the sub-advisers' buying and selling of securities. For the sub-advisory services it provides to each Fund, Wellington Management is paid a sub-advisory fee by HIFSCO, not the Fund.

HIFSCO is an indirect wholly-owned subsidiary of The Hartford, a Connecticut financial services company.

HIFSCO and/or its affiliates may pay, out of its own resources and not out of Fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the subsection titled "Payments to Financial Intermediaries and Other Entities" in this section of this Proxy Statement.

HIFSCO relies on an exemptive order from the SEC under which it uses a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from a Fund's shareholders. Within 90 days after hiring any new sub-adviser, the shareholders will receive information about the new sub-advisory relationship.

Distribution Arrangements

HIFSCO serves as the principal underwriter for the Funds pursuant to an Underwriting Agreement approved by the Board of Directors of each Company. HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of the Funds are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Funds. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 And Class R4 Shares

Each Company, on behalf of its respective Fund, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of a Fund, the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, a Fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, a Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of a Fund's shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell a Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HIFSCO). Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans, which means that a Fund pays HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to a Fund, for review by the applicable Company's Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of each Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of a Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to a Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of a Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of each Company believes that there is a reasonable likelihood that the Plans will benefit a Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the applicable class. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HIFSCO and its affiliates to other entities with respect to series of Hartford Mutual Funds and Hartford Mutual Funds II (the "Hartford Funds").

Commissions and Rule 12b-1 Payments

HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial Intermediaries") that sell the shares of, and/or provide services to, the Hartford Funds. HIFSCO pays sales commissions and Rule 12b-1 fees to Financial Intermediaries. The Funds' Statement of Additional Information includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under "Servicing Compensation to Servicing Intermediaries," HIFSCO and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds ("Servicing Intermediaries").

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another. For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries

In addition to sales commissions and 12b-1 fees, HIFSCO and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds' shares ("Additional Payments"). These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed 0.11% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2011, HIFSCO and its affiliates incurred approximately $35.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•  Payments for putting Hartford Funds on a Financial Intermediary's list of mutual funds available for purchase by its customers;

•  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a "preferred list";

•  "Due diligence" payments for a Financial Intermediary's examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

•  "Marketing support fees" for providing assistance in promoting the sale of Hartford Fund shares;

•  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

•  Provision of educational programs, including information and related support materials;

•  Provision of computer hardware and software; and

•  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2012, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. Financial Intermediaries that received Additional Payments in 2011 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HIFSCO, are listed in the Funds' Statement of Additional Information. AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services,

Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wells Fargo Advisors, LLC, and Woodbury Financial Services, Inc. (an indirect wholly owned subsidiary of The Hartford). HIFSCO may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries

HIFSCO and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services ("Servicing Payments"). These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.20% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary. For the year ended December 31, 2011, HIFSCO incurred approximately $1,767,000 in total Servicing Payments and these Servicing Payments did not exceed $963,000 for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds. Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $19 per account.

As of January 1, 2012, HIFSCO has entered into arrangements to pay Servicing Payments to the following entities: 401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC; The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2012, HASCO makes Servicing Payments to the following entities: ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc;

Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Other Servicing Intermediaries may be paid by HASCO in the future.

Transaction Policies

Execution of Requests

Each Fund is open on those days when the New York Stock Exchange (the "Exchange") is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. You may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided in each Fund's prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by a Fund in "good order." This means that your request must include:

•  Name, date of birth, residential address, and social security number.

•  The Fund name, share class and account number.

•  The amount of the transaction (in dollars or shares).

•  Signatures of all owners exactly as registered on the account (for mail requests).

•  Medallion signature guarantee or Signature Validation Program stamp (if required).

•  Any supporting legal documentation that may be required.

Exchanges

You may exchange one class of shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

Each Fund reserves the right at any time in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund's shareholders can disrupt the management of the Fund, negatively affect the Fund's performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force the Fund's portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund's assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Funds.

The Boards of Directors of the Hartford Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Hartford Funds' policy is to discourage investors from trading in the Funds' shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor's trading history in any of the Hartford Funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the Funds to permit only two "substantive round trips" by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund's transfer agent may terminate the registered representative's exchange and purchase privileges in the Hartford Funds. Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The Hartford Funds' policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Hartford Funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds' ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited, and the Funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds' shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders' interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The Hartford Funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the Hartford Funds' fair value procedures, please refer to "Valuation of Shares."

Valuation of Shares

The net asset value per share (NAV) is determined for each class of a Fund's shares as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Fund's net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in a Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales were reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market quotes are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's board of directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the board of directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of a Fund. The value of the foreign securities in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to a security if a Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by a Fund's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter ("OTC") markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by a Fund's Board of Directors.

For additional information regarding particular types of investments, please see the "Determination of Net Asset Value" section of the Funds' SAI.

TAXES

Taxability of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2012.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person's gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by a Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

A Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from a Fund.

IRS Regulations require a Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. A Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, a Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing or submitted through our website at www.hartfordinvestor.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

A Fund is generally required to withhold U.S. federal income tax at the rate of 30% (or a lower treaty rate if applicable) of all taxable distributions to you if you are a non-resident alien or other foreign investor. You must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are generally not subject to withholding for foreign shareholders. Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Distributions from a Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

The financial highlights table for the Acquiring Fund is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007 has been derived from the financial statements audited by Ernst & Young LLP, the Acquiring Fund's independent registered public accounting firm, whose report, along with the Acquiring Fund's financial statements and financial highlights, is included in the Acquiring Fund's annual report, which is available upon request. The information for the six-month period ended April 30, 2012 is unaudited.

– Selected Per-Share Data(a) –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$25.98	$(0.08)	$—	$3.28	$3.20	$—	$—	$—	$—	$3.20	$29.18
B	20.72	(0.15)	—	2.62	2.47	—	—	—	—	2.47	23.19
C	20.80	(0.14)	—	2.61	2.47	—	—	—	—	2.47	23.27
I	26.39	(0.04)	—	3.32	3.28	—	—	—	—	3.28	29.67
R3	26.48	(0.10)	—	3.31	3.21	—	—	—	—	3.21	29.69
R4	26.89	(0.07)	—	3.38	3.31	—	—	—	—	3.31	30.20
R5	27.20	(0.03)	—	3.42	3.39	—	—	—	—	3.39	30.59
Y	27.32	(0.01)	—	3.44	3.43	—	—	—	—	3.43	30.75
For the Year Ended October 31, 2011(g)
A(h)	24.78	0.02	—	1.18	1.20	—	—	—	—	1.20	25.98
B	19.93	(0.29)	—	1.08	0.79	—	—	—	—	0.79	20.72
C	19.98	(0.26)	—	1.08	0.82	—	—	—	—	0.82	20.80
I	25.10	(0.06)	—	1.35	1.29	—	—	—	—	1.29	26.39
R3	25.31	(0.20)	—	1.37	1.17	—	—	—	—	1.17	26.48
R4	25.63	(0.12)	—	1.38	1.26	—	—	—	—	1.26	26.89
R5	25.85	(0.04)	—	1.39	1.35	—	—	—	—	1.35	27.20
Y	25.94	(0.01)	—	1.39	1.38	—	—	—	—	1.38	27.32
For the Year Ended October 31, 2010(g)
A	20.69	(0.13)	—	4.22	4.09	—	—	—	—	4.09	24.78
B	16.77	(0.25)	—	3.41	3.16	—	—	—	—	3.16	19.93
C	16.78	(0.23)	—	3.43	3.20	—	—	—	—	3.20	19.98
I	20.91	(0.05)	—	4.28	4.23	(0.04)	—	—	(0.04)	4.19	25.10
R3	21.17	(0.18)	—	4.32	4.14	—	—	—	—	4.14	25.31
R4	21.37	(0.10)	—	4.36	4.26	—	—	—	—	4.26	25.63
R5	21.52	(0.03)	—	4.40	4.37	(0.04)	—	—	(0.04)	4.33	25.85
Y	21.59	(0.01)	—	4.42	4.41	(0.06)	—	—	(0.06)	4.35	25.94
For the Year Ended October 31, 2009
A	18.60	0.02	—	2.07	2.09	—	—	—	—	2.09	20.69
B	15.16	(0.09)	—	1.70	1.61	—	—	—	—	1.61	16.77
C	15.21	(0.13)	—	1.70	1.57	—	—	—	—	1.57	16.78
I	18.74	0.02	—	2.15	2.17	—	—	—	—	2.17	20.91
R3	19.08	(0.04)	—	2.13	2.09	—	—	—	—	2.09	21.17
R4	19.19	0.01	—	2.17	2.18	—	—	—	—	2.18	21.37
R5	19.28	0.02	—	2.22	2.24	—	—	—	—	2.24	21.52
Y	19.31	0.10	—	2.18	2.28	—	—	—	—	2.28	21.59
For the Year Ended October 31, 2008(g)
A	38.24	(0.05)	—	(15.21)	(15.26)	—	(4.38)	—	(4.38)	(19.64)	18.60
B	32.23	(0.22)	—	(12.47)	(12.69)	—	(4.38)	—	(4.38)	(17.07)	15.16
C	32.27	(0.19)	—	(12.49)	(12.68)	—	(4.38)	—	(4.38)	(17.06)	15.21
I	38.39	0.07	—	(15.25)	(15.18)	(0.09)	(4.38)	—	(4.47)	(19.65)	18.74
R3	39.18	(0.11)	—	(15.61)	(15.72)	—	(4.38)	—	(4.38)	$(20.10)	19.08
R4	39.33	(0.02)	—	(15.68)	(15.70)	(0.06)	(4.38)	—	(4.44)	(20.14)	19.19
R5	39.39	0.06	—	(15.72)	(15.66)	(0.07)	(4.38)	—	(4.45)	(20.11)	19.28
Y	39.43	0.10	—	(15.76)	(15.66)	(0.08)	(4.38)	—	(4.46)	(20.12)	19.31
For the Year Ended October 31, 2007
A	29.33	(0.03)	0.01	11.05	11.03	—	(2.12)	—	(2.12)	8.91	38.24
B	25.23	(0.20)	0.01	9.31	9.12	—	(2.12)	—	(2.12)	7.00	32.23
C	25.24	(0.10)	—	9.25	9.15	—	(2.12)	—	(2.12)	7.03	32.27
I	29.34	0.01	—	11.16	11.17	—	(2.12)	—	(2.12)	9.05	38.39
R3(j)	29.39	(0.08)	—	9.87	9.79	—	—	—	—	9.79	39.18
R4(j)	29.39	(0.01)	—	9.95	9.94	—	—	—	—	9.94	39.33
R5(j)	29.39	—	—	10.00	10.00	—	—	—	—	10.00	39.39
Y(k)	30.04	0.15	0.01	11.35	11.51	—	(2.12)	—	(2.12)	9.39	39.43

– Ratios and Supplemental Data –
Total Return(b)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(c)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(c)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(d)
12.32	%(e)	$777,957	1.23	%(f)	1.21	%(f)	1.21	%(f)	(0.55	)%(f)	46%
11.92	(e)	26,084	2.16	(f)	1.96	(f)	1.96	(f)	(1.30	)(f)	—
11.88	(e)	125,517	1.93	(f)	1.93	(f)	1.93	(f)	(1.28	)(f)	—
12.43	(e)	911,279	0.96	(f)	0.96	(f)	0.96	(f)	(0.30	)(f)	—
12.12	(e)	15,519	1.48	(f)	1.45	(f)	1.45	(f)	(0.80	)(f)	—
12.31	(e)	37,963	1.16	(f)	1.15	(f)	1.15	(f)	(0.49	)(f)	—
12.46	(e)	14,459	0.86	(f)	0.85	(f)	0.85	(f)	(0.19	)(f)	—
12.55	(e)	94,141	0.76	(f)	0.76	(f)	0.76	(f)	(0.10	)(f)	—
4.84		754,532	1.22		1.22		1.22		0.06		121
3.96		27,884	2.13		2.04		2.04		(1.32)		—
4.10		128,016	1.92		1.92		1.92		(1.20)		—
5.14		791,091	0.92		0.92		0.92		(0.22)		—
4.62		13,444	1.48		1.45		1.45		(0.74)		—
4.92		36,249	1.16		1.15		1.15		(0.43)		—
5.22		14,132	0.86		0.85		0.85		(0.15)		—
5.32		98,278	0.76		0.76		0.76		(0.04)		—
19.77		431,465	1.35		1.32		1.32		(0.57)		115
18.84		34,559	2.18		2.07		2.07		(1.33)		—
19.07		156,903	1.95		1.95		1.95		(1.21)		—
20.23		495,439	0.93		0.93		0.93		(0.22)		—
19.56		10,772	1.49		1.49		1.49		(0.77)		—
19.93		42,770	1.17		1.17		1.17		(0.44)		—
20.34		14,203	0.87		0.87		0.87		(0.14)		—
20.44		136,662	0.77		0.77		0.77		(0.04)		—
11.24		746,980	1.47		1.24		1.24		0.11		137
10.62		36,371	2.36		1.84		1.84		(0.53)		—
10.32		173,788	2.04		2.04		2.04		(0.72)		—
11.58		360,198	0.99		0.99		0.99		0.23		—
10.95		8,468	1.55		1.55		1.55		(0.28)		—
11.36		35,421	1.21		1.21		1.21		0.05		—
11.62		11,967	0.92		0.92		0.92		0.20		—
11.81		172,228	0.80		0.80		0.80		0.50		—
(44.66)		1,145,281	1.31		1.31		1.31		(0.19)		142
(45.07)		38,167	2.13		2.05		2.05		(0.93)		—
(44.97)		201,128	1.93		1.93		1.93		(0.81)		—
(44.35)		118,918	0.86		0.86		0.86		0.25		—
(44.77)		5,391	1.52		1.52		1.52		(0.39)		—
(44.60)		19,129	1.19		1.19		1.19		(0.08)		—
(44.41)		3,169	0.93		0.93		0.93		0.22		—
(44.38)		133,048	0.78		0.78		0.78		0.34		—
40.39	(i)	989,969	1.42		1.31		1.31		(0.12)		120
39.29	(i)	56,396	2.18		2.11		2.11		(0.88)		—
39.40	(i)	201,274	1.98		1.98		1.98		(0.82)		—
40.89	(i)	40,678	0.86		0.86		0.86		0.09		—
33.31	(e)	322	1.58	(f)	1.58	(f)	1.58	(f)	(0.69	)(f)	—
33.82	(e)	3,402	1.23	(f)	1.23	(f)	1.23	(f)	(0.18	)(f)	—
34.03	(e)	81	0.92	(f)	0.92	(f)	0.92	(f)	0.01	(f)	—
41.07	(i)	138,065	0.80		0.80		0.80		0.53		—

(a)  Information presented relates to a share outstanding throughout the indicated period.

(b)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)  Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Not annualized.

(f)  Annualized.

(g)  Per share amounts have been calculated using average shares outstanding method.

(h)  Class L was merged into Class A on August 5, 2011.

(i)  Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

(j)  Commenced operations on December 22, 2006.

(k)  Classes H, M and N were merged into Class L and Class Z was merged into Class Y on February 9, 2007.

INDEX OF APPENDICES

Appendix A: Form of Agreement and Plan of Reorganization

Appendix B: Additional Risk and Investment Information

Appendix C: Beneficial Owners

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this ___ day of _____, 2013, by The Hartford Mutual Funds II, Inc., a Maryland corporation ("Hartford Mutual Funds II"), with its principal place of business at 200 Hopmeadow Street, Simsbury, Connecticut 06089, on behalf of The Hartford Growth Opportunities Fund ("Acquiring Fund"), a separate series of Hartford Mutual Funds II, and The Hartford Mutual Funds, Inc., a Maryland corporation ("Hartford Mutual Funds," together with Hartford Mutual Funds II, the "Companies"), with its principal place of business at 200 Hopmeadow Street, Simsbury, Connecticut 06089, on behalf of The Hartford Fundamental Growth Fund ("Acquired Fund"), a separate series of Hartford Mutual Funds.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund ("Acquiring Fund Shares") corresponding to the class of outstanding shares of common stock of the Acquired Fund ("Acquired Fund Shares"), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of Hartford Mutual Funds and Hartford Mutual Funds II, respectively, each a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of Hartford Mutual Funds II have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of Hartford Mutual Funds have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1.  Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein ("Closing Date").

1.2.  The property and assets of Hartford Mutual Funds attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.  The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.  Immediately following the actions contemplated by paragraph 1.1 herein, Hartford Mutual Funds shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Hartford Mutual Funds, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund's shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein ("Acquired Fund Shareholders"), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares to be so credited to the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares in connection with the Reorganization.

1.5.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3 herein.

1.6.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  Valuation

2.1.  The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by Hartford Mutual Funds' Board of Directors.

2.2.  The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by Hartford Mutual Funds II's Board of Directors.

2.3.  The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

2.4.  All computations of value shall be made by Hartford Life Insurance Company, in its capacity as Fund Accountant for the Companies, and shall be subject to confirmation by the Companies' Treasurer.

3.  Closing and Closing Date

3.1.  The Closing Date shall be February [22], 2013, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Companies.

3.2.  Hartford Mutual Funds shall direct JPMorgan Chase Bank, N.A., as custodian for the Acquired Fund ("Custodian"), to deliver to the Companies at the Closing a certificate of an authorized officer of the Custodian stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3.  The Companies shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Companies ("Transfer Agent"), to deliver to the Companies at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Secretary of the Companies shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing, the Companies shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of Hartford Mutual Funds II or Hartford Mutual Funds, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  Representations and Warranties

4.1.  Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Hartford Mutual Funds, Hartford Mutual Funds, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Fund is duly organized as a series of Hartford Mutual Funds, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under Hartford Mutual Funds' Articles of Incorporation, as amended from time to time ("Charter"), to own all of its Assets and to carry on its business as it is now being conducted;

(b)  Hartford Mutual Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Valuation Date, Hartford Mutual Funds, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Hartford Mutual Funds II, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)  The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Mutual Funds' Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Mutual Funds, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Mutual Funds, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)  All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Hartford Mutual Funds' knowledge, threatened against Hartford Mutual Funds, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Hartford Mutual Funds, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2011 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(j)  Since October 31, 2011, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of Hartford Mutual Funds, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)  All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Mutual Funds and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)  The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Mutual Funds, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of Hartford Mutual Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(o)  The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)  The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.  Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford Mutual Funds II, Hartford Mutual Funds II, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Fund is duly organized as a series of Hartford Mutual Funds II, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under Hartford Mutual Funds II's Charter to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  Hartford Mutual Funds II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Mutual Funds II's Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Mutual Funds II, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Mutual Funds II, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Hartford Mutual Funds II, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. Hartford Mutual Funds II, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

(g)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2011 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(h)  Since October 31, 2011, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund's investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of Hartford Mutual Funds II no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)  For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code;

(k)  All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Mutual Funds II and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)  The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Mutual Funds II, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Hartford Mutual Funds II, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m)  The Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(n)  The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(o)  The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.  Covenants of the Acquiring Fund and the Acquired Fund

5.1.  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.  Hartford Mutual Funds will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.  The Acquired Fund covenants that the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.  Hartford Mutual Funds, on behalf of the Acquired Fund, will prepare and file a Proxy Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.6.  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7.  Hartford Mutual Funds, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of Hartford Mutual Funds, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of Hartford Mutual Funds II, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.8.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of Hartford Mutual Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Hartford Mutual Funds' election, to the performance by Hartford Mutual Funds II, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.  All representations and warranties of Hartford Mutual Funds II, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.  Hartford Mutual Funds II, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by Hartford Mutual Funds II's President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of Hartford Mutual Funds II, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.  Hartford Mutual Funds II, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Mutual Funds II, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.  The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.  Conditions Precedent to Obligations of the Acquiring Fund

The obligations of Hartford Mutual Funds II, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at Hartford Mutual Funds II's election, to the performance by Hartford Mutual Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of Hartford Mutual Funds, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.  Hartford Mutual Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Hartford Mutual Funds;

7.3.  Hartford Mutual Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of Hartford Mutual Funds, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.  Hartford Mutual Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Mutual Funds, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.  The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.  The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Mutual Funds, on behalf of the Acquired Fund, Hartford Mutual Funds II may, at its option, refuse to consummate the transactions contemplated by this Agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Mutual Funds II, on behalf of the Acquiring Fund, Hartford Mutual Funds may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.  The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Hartford Mutual Funds' Charter and Bylaws, as amended from time to time, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Companies may not waive the conditions set forth in this paragraph 8.1;

8.2.  On the Closing Date no action, suit or other proceeding shall be pending or, to the Companies' knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Companies to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4.  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.  The Companies shall have received the opinion of counsel to the Companies addressed to the Companies substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Companies of representations it shall request of the Companies. Notwithstanding anything herein to the contrary, the Companies may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.

9.  Indemnification

9.1.  Hartford Mutual Funds II, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2.  Hartford Mutual Funds, out of the Acquired Fund's assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.  Brokerage Fees and Expenses

10.1.  Hartford Mutual Funds II, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.  The expenses relating to the proposed Reorganization will be borne solely by Hartford Investment Financial Services, LLC or its affiliate. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and brokerage-related expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  Entire Agreement; Survival of Warranties

11.1.  The Companies have not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of Hartford Mutual Funds II's or Hartford Mutual Funds' Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Companies; provided, however, that following the meeting of the shareholders of the Acquired Fund called by Hartford Mutual Funds pursuant to paragraph 5.2 herein, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.

14.  Headings; Governing Law; Assignment; Limitation of Liability

14.1.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.3.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

The Hartford Mutual Funds, Inc., on
Behalf of Its Series,
The Hartford Fundamental Growth Fund

By:

Name: James E. Davey

Title:

The Hartford Mutual Funds II, Inc., on
Behalf of Its Series,
The Hartford Growth Opportunities Fund

By:

Name: James E. Davey

Title:

With Respect to Paragraph 10.2 of This
Agreement, Accepted and Acknowledged by:

Hartford Investment Financial Services, LLC

By:

Name: Tamara L. Fagely

Title: Chief Financial Officer

APPENDIX B: ADDITIONAL RISKS AND INVESTMENT INFORMATION

Many factors affect each Fund's performance. There is no assurance that a Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by a Fund have attendant risks of varying degrees. The Funds' Statement of Additional Information contains more detailed information about the Funds' investment policies and risks.

Derivatives Risk — Each Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives are volatile and may involve significant risks, including:

•  Counterparty/Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•  Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•  Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•  Liquidity Risk — the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.

•  Index Risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

Emerging Markets Risk — The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Equity Securities (Acquired Fund) — Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Mid Cap and Small Cap Stock Risk (Acquired Fund) — The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.

Use as Underlying Fund Risk

Each Fund may be an investment (an "Underlying Fund") of one or more of the Hartford's fund of funds. The term "fund of funds" refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

•  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

•  Rebalancing Underlying Funds may increase transaction costs.

•  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds' sub-adviser may, therefore, have an incentive to allocate more of a fund's assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' Board of Directors.

Other Investment Companies

Restrictions on Investments. Investments in securities of other investment companies, including exchange traded funds ("ETFs"), are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Such investments subject a Fund to the risks that apply to the other investment company and may increase a Fund's expenses to the extent it pays fees charged by the other investment company.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to a Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF's shares may not develop or be maintained. Each Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

Illiquid Investments Risk — Illiquid investments are investments that a Fund cannot sell within seven days at approximately current value. Each Fund may invest up to 15% of its net assets in such investments. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. If a Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund's investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund's holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, a Fund may as a result be unable to sell the securities.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

Each Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About Each Fund's Investment Goal

Each Fund's investment goal may be changed by the Fund's Board without approval of the shareholders of the Fund. A Fund's prospectus will be updated prior to any change in the Fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. A Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this Proxy Statement or the Fund's Prospectus. These securities and techniques, together with their risks, are discussed in the Funds' Statement of Additional Information, which may be obtained free of charge by contacting the Fund as described in this Proxy Statement.

APPENDIX C: BENEFICIAL OWNERS

The name, address, and share ownership of persons who owned of record or beneficially 5% or more of a class of the outstanding shares of either Fund as of October 30, 2012 are set forth below:

The Hartford Fundamental Growth Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
Class A	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress PKWY Maryland HTS MO 63043-3009	848,886.0480	34.21%
Class A	Pershing LLC Pershing Plaza PO Box 2052 Jersey City NJ 07303-2052	227,991.0730	9.19%
Class A	First Clearing LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market St Saint Louis MO 63103-2523	142,545.2780	5.74%
Class B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	15,289.8570	15.24%
Class B	Edward D Jones & Co Attn: Mutual Fund Shareholder 201 Progress PKWY Maryland HTS MO 63043-3009	13,376.1120	13.33%
Class B	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon PKWY St Petersburg FL 33716-1102	8,069.0400	8.04%
Class B	LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	5,409.2120	5.39%
Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon PKWY St Petersburg FL 33716-1102	88,284.1070	13.22%
Class C	First Clearing LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market St Saint Louis MO 63103-2523	65,427.0780	9.80%
Class C	PershinG LLC Pershing Plaza PO Box 2052 Jersey City NJ 07303-2052	41,591.6730	6.23%

The Hartford Fundamental Growth Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
Class C	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor BLVD, 5th Floor WeehawkeN NJ 07086-6761	41,451.3400	6.21%
Class C	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress PKWY Maryland Hts MO 63043-3009	39,874.6720	5.97%
Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	19,073.8970	38.74%
Class I	First Clearing LLC Special Custody Account For The Exclusive Benefit Of Customer Market St Saint Louis MO 63103-2523	12,674.8820	25.74%
Class I	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Administration Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	12,315.4170	25.01%
Class R3	Hartford Life Insurance Company Attn: Mark Strogoff Box 2999 Hartford CT 06104-2999	10,289.8640	83.71%
Class R3	Hartford Life Insurance Company Separate Accounts 401k Business Attn: UIT Operations PO Box 2999 Hartford CT 06104-2999	1,181.8310	9.61%
Class R3	Frontier Trust Company FBO DHCC Management Corp 401k PSP PO Box 10758 Fargo ND 58106-0758	810.9770	6.60%
Class R4	Hartford Life Insurance Company Attn: Mark Strogoff PO Box 2999 Hartford CT 06104-2999	10,288.0920	100.00%
Class R5	Hartford Life Insurance Company Attn: Mark Strogoff Box 2999 Hartford CT 06104-2999	10,325.9020	100.00%

The Hartford Fundamental Growth Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
Class Y	West Virginia Savings Plan Trustee FBO Wst Virginia Savings Plan Trust 02/20/2002 Attn Marilyn Orr 500 Bielenberg Dr Woodbury MN 55125-4447	3,612,353.3300	88.14%
Class Y	State Street Bank & Trust Co Cust FBO Chet Advisor Savings Plan Trust DTD 9/16/2010 Attn Marilyn Orr Bielenberg Dr Woodbury MN 55125-4447	391,490.1060	9.55%

The Hartford Growth Opportunities Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
Class A	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress PKWY Maryland HTS MO 63043-3009	3,044,123.0850	12.02%
Class A	National Financial Services LLC For The Exclusive Bene Of Our Cust Attn: Mutual Funds Dept 4th Fl 499 Washington BLVD Jersey City NJ 07310-2010	1,919,652.1760	7.58%
Class B	Pershing LLC Pershing Plaza PO Box 2052 Jersey City NJ 07303-2052	129,963.8280	12.92%
Class B	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress PKWY Maryland HTS MO 63043-3009	120,104.7960	11.94%
Class B	First Clearing LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market St Saint Louis MO 63103-2523	109,210.6050	10.85%
Class B	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	98,869.0560	9.83%
Class B	National Financial Services LLC The Exclusive Benefit Of Our Cust Attn: Mutual Funds Dept 4th Fl 499 Washington BLVD Jersey City NJ 07310-2010	63,350.5280	6.30%

The Hartford Growth Opportunities Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
Class C	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Administration Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	992,755.3610	19.00%
Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	763,590.0760	14.61%
Class C	First Clearing LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market St Saint Louis MO 63103-2523	562,667.0830	10.77%
Class C	Pershing LLC Pershing Plaza PO Box 2052 Jersey City NJ 07303-2052	300,533.4010	5.75%
Class C	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor BLVD, 5th Floor Weehawken NJ 07086-6761	285,539.8850	5.46%
Class I	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	17,180,054.4120	58.07%
Class I	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	9,518,543.0910	32.18%
Class R3	Hartford Life Insurance Company Separate Accounts 401k Business Attn: UIT Operations PO Box 2999 Hartford CT 06104-2999	271,116.1650	47.96%
Class R3	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	43,875.0460	7.76%
Class R3	State Street Bank And Trust Co Cust FBO ADP Access 1 Lincoln St Boston MA 02111-2901	40,133.8850	7.10%

The Hartford Growth Opportunities Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
Class R3	Wilmington Trust Risc TTEE FBO TNEMEC Company INC 401(K) Savings Plan PO Box 52129 Phoenix AZ 85072-2129	32,323.3790	5.72%
Class R4	Hartford Life Insurance Company Separate Accounts 401k Business Attn: Uit Operations PO Box 2999 Hartford CT 06104-2999	969,889.8290	76.91%
Class R4	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	82,014.7940	6.50%
Class R5	Mercer Trust Co TTEE FBO Edward D Jones & Co DEFFDCOMP Plan Attn DC Plan Admin MS N-1-G 1 Investors Way Norwood MA 02062-1599	441,713.2620	91.93%
Class Y	NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	213,200.6780	14.28%
Class Y	West Virginia Savings Plan Trustee FBO West Virginia Savings Plan Tr DTD 02/20/2002 Attn Marilyn Orr Bielenberg Dr Woodbury MN 55125-4447	190,899.1100	12.79%
Class Y	Wellington Trust CO FBO Wellington Ret & Pension Plan BIN Wellington 280 Congress St Boston MA 02210-1039	147,723.1960	9.90%
Class Y	Hartford Life & Annuity Ins Co C/O Portfolio Support 9th Fl Attn Jackie Selman PO Box 1744 HartforD CT 06144-1744	92,113.1550	6.17%

PART B

The Hartford Mutual Funds II, Inc.
P.O. Box 64387
St. Paul, Minnesota 55164-0387

Statement of Additional Information
November 1, 2012

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
The Hartford Fundamental Growth Fund	The Hartford Growth Opportunities Fund

This Statement of Additional Information is available to the shareholders of The Hartford Fundamental Growth Fund (the "Acquired Fund") in connection with the proposed transaction whereby all of the assets and liabilities of the Acquired Fund will be transferred to The Hartford Growth Opportunities Fund in exchange for shares of The Hartford Growth Opportunities Fund (the "Acquiring Fund," and together with the Acquired Fund, the "Funds").

This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.  The Combined Statement of Additional Information for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. dated January 30, 2012 (File Nos. 333-02381/811-07589 and 002-11387/811-00558, respectively);

2.  The Financial Statements of the Acquired Fund and the Acquiring Fund as included in each Fund's Annual Report filed for the year ended October 31, 2011 (File Nos. 811-07589 and 811-00558, respectively); and

3.  Unaudited Financial Statements of the Acquired Fund and Acquiring Fund as included in each Fund's Semi Annual Report filed for the period ended April 30, 2012 (File Nos. 811-07589 and 811-00558, respectively).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated November 1, 2012 relating to the transaction may be obtained, without charge, by writing to The Hartford Mutual Funds II, Inc., P.O. Box 64387, St. Paul, MN 55164-0387 or calling 1-888-843-7824. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

The pro forma financial statements required by Rule 11-01 of Regulation S-X have not been prepared and included in this Form N-14 since, as of October 15, 2012, the net asset value of the Acquired Fund does not exceed ten percent (10%) of the net asset value of the Acquiring Fund.

Part B-1

PART C

OTHER INFORMATION

Item 15.          Indemnification

Article V, paragraph (f) of the Registrant’s Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant’s board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b). Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

	1.(i)	Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

	1.(ii)	Articles Supplementary dated March 14, 2007 (incorporated by reference to Post-Effective Amendment No. 103 to Registration Statement on Form N-1A (File No. 002-11387) filed on May 30, 2007)

	1.(iii)	Articles Supplementary dated July 9, 2010 (incorporated by reference to Post-Effective Amendment No. 111 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2010)

	1.(iv)	Articles of Amendment dated February 25, 2011 (incorporated by reference to Post-Effective Amendment No. 115 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2011)

	1.(v)	Articles Supplementary dated August 10, 2011(incorporated by reference to Post-Effective Amendment No. 115 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2011)

2.

Amended and Restated By-Laws amended November 4, 2010 (incorporated by reference to Post-Effective Amendment No. 111 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2010)

	3.	Not Applicable

	4.	Form of Agreement and Plan of Reorganization is incorporated herein as Appendix A to the combined Proxy Statement/Prospectus

	5.	Not Applicable

6.(i)

Investment Management Agreement with Hartford Financial Services, LLC dated November 1, 2009 (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26,

2010)

6.(ii)

Investment Sub-Advisory Agreement with Hartford Investment Management Company dated October 1, 2009 (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2010)

6.(iii)

Investment Sub-Advisory Agreement with Wellington Management Company, LLP dated October 1, 2009 (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2010)

7.(i)	Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

8.	Not Applicable

9.	Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 102 to Registration Statement on Form N-1A (File No. 002-11387) filed on March 15, 2007)

10.(i)	Rule 12b-1 Plan of Distribution (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

10.(ii)	Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

11.	Opinion and Consent of Counsel as to legality of the securities being registered (filed herewith)

12.	Opinion and Consent of Dechert LLP as to tax matters (filed herewith)

13.(i)

Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15, 2006)

13.(ii)

Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

13.(iii)

Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 99 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2006 )

13.(iv)

Amendment No. 3 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008 )

13.(v)

Amendment No. 4 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008 )

13.(vi)

Amendment No. 5 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2010)

13.(vii)

Amendment No. 6 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2010)

13.(viii)

Amendment No. 7 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 111 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2010)

13.(ix)	Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 105 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2008)

13.(x)

First Amendment to Fund Accounting Agreement, January 1, 2006 (incorporated by reference to Post-Effective Amendment No. 105 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2008)

13.(xi)

Second Amendment to Fund Accounting Agreement, January 1, 2008 (incorporated by reference to Post-Effective Amendment No. 105 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2008)

13.(xii)

Amended and Restated Expense Limitation Agreement dated May 31, 2011 (incorporated by reference to Post-Effective Amendment No. 114 to Registration Statement on Form N-1A (File No. 002-11387) filed on May 31, 2011)

13.(xiii)	Transfer Agency Fee Waiver Agreement (incorporated by reference to Post-Effective

Amendment No. 105 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2008)

14.	Consent of Independent Registered Public Accounting Firm (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-184222) filed on October 1, 2012)

15.	Not Applicable

16.	Power of Attorney dated September 27, 2012 (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-184222) filed on October 1, 2012)

17.	Form of Proxy Card (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-184222) filed on October 1, 2012)

Item 17.          Undertakings

1.                           The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.                           The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, and hereunto duly authorized, in the City of Hartford, State of Connecticut, on the 1st day of November, 2012.

THE HARTFORD MUTUAL FUNDS II, INC.

By:	/s/ James Davey
James E. Davey
Its: President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James E. Davey	Director and President	November 1, 2012
James E. Davey

/s/ Mark A. Annoni	Controller & Treasurer	November 1, 2012
Mark A. Annoni	(Chief Accounting Officer &
Chief Financial Officer)

*	Director	November 1, 2012
Lynn S. Birdsong

*	Chairman of the Board	November 1, 2012
Robert M. Gavin, Jr.	and Director

*	Director	November 1, 2012
Duane E. Hill

*	Director	November 1, 2012
Sandra S. Jaffee

*	Director	November 1, 2012
William P. Johnston

*	Director	November 1, 2012
Phillip O. Peterson

*	Director	November 1, 2012
Lemma W. Senbet

*	Director	November 1, 2012
Lowndes A. Smith

/s/ Edward P. Macdonald		November 1, 2012
* By Edward P. Macdonald
Attorney-in-fact

* Pursuant to Power of Attorney dated September 27, 2012.

EXHIBIT INDEX

Exhibit No.

11.	Opinion and Consent of Counsel as to legality of the securities being registered

12.	Opinion and Consent of Dechert LLP as to tax matter